UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 24, 2014
TESORO LOGISTICS LP
(Exact name of registrant as specified in its charter)

Delaware	1-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Tesoro Logistics LP (the “Partnership”) on July 30, 2014, issued a press release (the “Press Release”) announcing financial results for the second quarter ended June 30, 2014. The Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information above is being furnished, not filed, pursuant to Item 2.02 of Form 8-K.  Accordingly, the information in Item 2.02 of this Current Report, including the Press Release, will not be incorporated by reference into any registration statement filed by the Partnership under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Partnership announced the appointment of Keith Casey, age 48, as Vice President, Operations, effective July 24, 2014. In this role, Mr. Casey will assume responsibility for the Partnership’s operations.

Since May 2014, Mr. Casey has served as the Executive Vice President, Operations of Tesoro Companies, Inc. (“Tesoro”), a subsidiary of Tesoro Corporation. From April 2013 to April 2014, Mr. Casey held the position of Senior Vice President, Strategy and Business Development of Tesoro. The Partnership’s general partner is also a subsidiary of Tesoro Corporation. Prior to joining Tesoro, Mr. Casey served as Vice President BP Products North America, Texas City Refinery beginning in September 2006.

There are no changes in Mr. Casey’s compensation as a result of this appointment. Responsibility and authority for compensation-related decisions for Mr. Casey will reside with the compensation committee of the board of directors of Tesoro Corporation. All determinations with respect to awards to be made under the Tesoro Logistics LP 2011 Long-term Incentive Plan will be made by the board of directors of the Partnership, or any committee thereof that may be established for such purpose, following the recommendation of the compensation committee of the board of directors of Tesoro Corporation.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press release announcing second quarter financial results issued on July 30, 2014 by Tesoro Logistics LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 30, 2014

TESORO LOGISTICS LP
By:	Tesoro Logistics GP, LLC
Its general partner

By:	/s/ G. SCOTT SPENDLOVE
G. Scott Spendlove
Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of the Exhibit

99.1	Press release announcing second quarter financial results issued on July 30, 2014 by Tesoro Logistics LP.

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